                                  EXHIBIT 10.16

                       LEASE FOR ENCINO, CALIFORNIA OFFICE

                               DATED JUNE 4, 2001

                               ENCINO OFFICE PLAZA

                             SINGER PROPERTIES, INC.
                                 LEASE AGREEMENT

1.       BASIC LEASE TERMS:

(a)      TENANT: REMEDENT PROFESSIONAL

ADDRESS  (For Notices): 1921 YARDLEY #101 L.A. 90025

(b)      PREMISES: 7 & P4 Office number(s) (See Exhibit "A").

(c) TERM OF LEASE: The term of this Lease shall be 3 month(s), commencing on JUNE 4TH , 2001 , and shall automatically renew for 1 year on each anniversary date absent 60 day written notice by either party to terminate tenancy. (subject to early termination provisions under section 3.1).

(d) BASIC MONTHLY RENT: $ 1399.90 (subject to automatic 10% escalation upon each anniversary renewal). Including the following: 1 Executive Desk, 1 Executive Swivel Chair, 1 Executive Kneehole Credenza, 1 Hutch, 1
Plastic Mat,      Guest Chair(s), 2 .
             -----

         ADDITIONAL FURNITURE:                    @ $              per mo.
                                    --------------   -------------
                                                  @ $              per mo.
                                    --------------   -------------
(e)      TELEPHONE MONTHLY RENTAL:  $ 125.00 includes:

              Deluxe Instrument with One Business Line@ $75.00,      Additional
         -----                                                  -----
Instrument(s) only @ $50.00, 1 Fax and/or Modem Line @ $50.00 each,
     Category 5 Cable Connection(s) @ $25.00 each,      Additional Business
-----                                              -----
Line @ $25.00,      Additional Voicemail Box @ $25.00, "411" Directory Listing
               -----
@ $3.00 each (allow 4 weeks), 2 TI Internet (full bandwidth) Connection @ $99.95 first connection, $75.00 each additional connection.

(f)      PARKING: 2 space(s) @ $75.090 each: $ 150.00 per month.

(g)      OTHER:                               $
                ------------------------------ -------------

(h)      TOTAL MONTHLY BASIC CHARGES: $ 1899.00

922-0529        FAX
922-0530        PHONE

                                        1

                                         Initial ________/________(Page___of___)

(i) SECURITY DEPOSIT (one month, NOT to be used as last month): $ 1899.00 including a non-refundable painting/cleaning fee of $______________peroffice.

(j)      TELEPHONE DEPOSIT: $200.00 per instrument (Refundable): $ 400.00

(k)      2 sets of KEYS @ $50.00 DEPOSIT (Refundable): $ 100.00

(l) TELEPHONE INSTALLATION: $ 200.00 Additional charges for any changes after initial installation is completed or if additional wiring is required. T1 CONNECTION CONFIGURATION CHARGE $ 50.00 .

(m)      BUILDING DIRECTORY LISTING: $ 20.00 one time charge (allow 4 weeks).

(n)      SIGNATURE: $___________ NOT AVAILABLE at this time.

(o)      TOTAL MOVE-IN CHARGES: $ 4568.00 (Due upon lease execution).

                  EXECUTIVE SUITES LEASE - ENCINO OFFICE PLAZA

         1.1. PARTIES: This professional Office Lease (hereinafter "Lease") is entered into and executed by and between Tenant, REMEDENT PROFESSIONAL, INC., (hereinafter "Tenant") and SINGER PROPERTIES, Inc. (hereinafter "Landlord"), the owner and operator of ENCINO OFFICE PLAZA, located at: 17555 Ventura Boulevard, Encino, California 91316.

         2. PREMISES: Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises ("Premises") set forth in the Basic Lease Terms herein which are part of a larger premises operated by Landlord ("ENCINO OFFICE PLAZA - EXECUTIVE SUITES" hereinafter "the Encino Office Plaza").

         3. TERM: The term of this Lease shall commence on the date set forth above and shall continue for the term set forth in the Basic Lease Term section described herein at paragraph 1. Such term, and any extension given with the express written consent of Landlord or by the automatic renewal provisions set forth hereinbelow at paragraph 20, TERMINATION, is hereafter referred to as "term". If Landlord is unable to deliver possession of the Premises to Tenant at the commencement date of the term, Landlord will not be liable for any resulting damage, nor will this Lease be affected, except that Tenant will not be obligated to pay the basic monthly rent as hereafter defined, until Landlord delivers possession.

         3.1. EARLY TERMINATION PROVISION: If ENCINO OFFICE PLAZA - EXECUTIVE SUITES should fall below 30% occupancy during the term of this Lease, Landlord hereby reserves the right to terminate this Lease upon thirty days (30) written notice to Tenant, provided that all such leases relating to the tenants of ENCINO OFFICE PLAZA - EXECUTIVE SUITES are terminated concurrently with the termination of this Lease.

         4. RENT: Tenant agrees to pay to Landlord the basic monthly rent in the amount set forth in the Basic Lease Terms herein during the term of this Lease. Tenant will pay when due hereunder such rent, and any other charge(s), including any applicable sales, use and other taxes, now or hereafter imposed by any governmental body which shall all be deemed additional rent, without making any deduction or offset to:

                                    Singer Properties, Inc.
                                    17555 Ventura Boulevard, Suite 200
                                    Encino, CA 91316

         (a) Unless otherwise set forth herein, all rent and additional rent due to Landlord hereunder are due and payable in advance on the first of every month without demand or offset. Any additional charges are due and payable upon receipt of an invoice from Landlord.

         (b) ANY PAYMENT NOT RECEIVED WITHIN THREE (3) DAYS AFTER THE DUE DATE IS SUBJECT TO A LATE CHARGE EQUAL TO TEN PERCENT (10%) OF THE PAST DUE BALANCE, BUT NOT LESS THAN $10.00, TO COMPENSATE LANDLORD FOR THE EXTRA COSTS INCURRED AS A RESULT OF SUCH LATE PAYMENT. TENANT ACKNOWLEDGES AND AGREES THAT SUCH LATE CHARGE IS REASONABLE.

         (c) In addition, in the event that Tenant fails to pay any amount when due, Tenant shall pay to Landlord interest thereon at an annual rate of ten percent (10%) or such lower rate as may be the maximum lawful rate.

         (d) In addition, in the event any check of Lessee should fail to clear the bank and is returned unpaid to Lessor, them immediately upon written demand of Lessor to Lessee, Lessee shall also pay a "Returned Check" processing fee of Fifty Dollars ($50.00) for each such check to cover Lessor's costs and expenses in processing each returned or unpaid check.

         5. SECURITY DEPOSIT: Upon execution of this Lease, Tenant shall pay to Landlord the amount set forth in the Basic Lease Terms herein as a deposit ("Security Deposit"). Such amount shall be held by Landlord as security for the full, faithful and complete performance by Tenant of all terms, covenants and agreements to be kept by Tenant hereunder, or under any other agreement between Tenant and Landlord. SECURITY DEPOSIT IS NOT TO BE USED AS LAST MONTH RENT.

         If Tenant fails to perform any of Tenant obligations when performance is due, Landlord may apply the Security Deposit to the payment of any monthly charge or any other payment due from Tenant, or of any sum which Landlord may spend or be required to spend by reason of Tenant's failure. Upon written demand by Landlord, Tenant will pay to Landlord any amount so applied so that such Security Deposit is returned to its original amount as specified herein. If at the end of the term of this Lease Tenant has performed all of the provisions of this Lease, the Security Deposit, or any remaining balance, will be returned to Tenant, without interest, less cleaning/painting fee, within forty-five (45) days after the end of such term.

         6. USE: Tenant shall use the Premises as and for an executive suite (as defined hereinafter), and for no other purpose without the prior written consent of Landlord. Tenant shall abide by all laws, ordinances, rules and regulations, including but not limited to rules and regulations promulgated by Landlord, pertaining to the use of the Premises.

         (a) "Executive Suite" shall mean an office to be used for professional non-manufacturing business purposes and the use of adjoining facilities for services provided to and shared by other Tenants of Landlord.

         (b) Tenant agrees that Tenant will not offer or use the Premises to provide other services provided by Landlord to Landlord's Tenants, nor make or permit use of the Premises in a manner which is forbidden by law or regulation, or may be hazardous or unsafe, or may tend to impair the character, reputation, appearance or operation of Landlord as a provider of first-class executive offices and services. In the event that Tenant permits additional persons to occupy and use Tenant's executive suite, said additional persons shall be subject to additional rent demanded by Landlord, which shall be an obligation of Tenant, or shall subject this Lease to cancellation, at Landlord's option, unless Tenant first seeks and obtains written authorization from Landlord. In such event, the term "Tenant" used herein shall include said persons and said persons shall be subject to the provisions of this Lease. Only telephone equipment and service as provided by Landlord will be used by Tenant.

         (c) Tenant will comply with all rules, regulations, and requirements of the property in which the Premises are located and with other reasonable rules and regulations established by Landlord and relating to the Premises and Tenant's use thereof. Landlord will have no responsibility to Tenant for violation of any lease provisions or rules and regulations by any other Tenant of Landlord.

         (d) Tenant shall attorn to Landlord's assignee in such cases as may be required by Landlord.

         (e) Tenant shall neither use nor occupy the Premises in any manner, nor commit any act, resulting in a cancellation or reduction of any insurance coverage or increase in premiums on any insurance policy covering the Premises or the property or building of which the Premises are a part.

         (f) Tenant acknowledges that no security guard or watchman is present at the Encino Office Plaza and that Landlord has no duty to so provide. Tenant shall keep the premises locked when closed for business or when unattended. TENANT SHALL KEEP COMMON AREA/PUBLIC DOORS LOCKED DURING OFF-HOURS, ON WEEKENDS, HOLIDAYS, AND WHENEVER THE ENCINO OFFICE PLAZA IS DEEMED CLOSED FOR REGULAR BUSINESS AND CLOSED TO THE PUBLIC, AS LANDLORD MAY HEREAFTER DESIGNATE. Tenant acknowledges that Landlord will conduct videotape surveillance of entrance(s) and exit(s) to the premises before and after business hours for security purposes, and authorizes Landlord to videotape persons on behalf of Tenant and Tenant guests, and Tenant agrees to disclose to Tenant guests and employees that videotaping may be in progress.

         7. IMPROVEMENTS AND ALTERATIONS: Landlord has made no promise to alter or improve the Premises or the property in which the premises are located and has made no representations concerning the condition thereof. By taking possession of the Premises, Tenant acknowledges that they are in good order and condition. Tenant shall maintain the Premises in good condition and repair, will not make holes in walls for any reason except the hanging of pictures, or cause or permit the Premises to be damaged or defaced in any manner whatsoever. Tenant will make no alterations or additions to the Premises without Landlord prior written consent.

         Tenant will return the Premises at the end of the term in as good condition and repair as when Tenant received the Premises, reasonable wear and tear excepted. TENANT SHALL PROVIDE, AT TENANT'S EXPENSE, PLASTIC MAT(S) TO BE PLACED UNDER EACH EXECUTIVE OR ROLLING CHAIR LOCATED WITHIN THE PREMISES AND WILL USE IT AT ALL TIMES. IN THE EVENT MAT(S) ARE NOT INSTALLED WITHIN ONE WEEK OF MOVE-IN, LANDLORD WILL PURCHASE AND INSTALL SAID MAT(S) AT A COST TO TENANT OF $65.00 EACH. Landlord may, but is not required to, make repairs or replacements for Tenant's account, and Tenant will pay to Landlord all costs and expenses for such repairs and replacements upon demand. It is also agreed that damage or injury done to the Premises, by Tenant, or by any person who may be in or upon the Premises with the consent of Tenant, other than from normal wear and tear, shall be paid by Tenant.

         8. MAIL: Subject to any restrictions set forth herein, Tenant is hereby authorized to use the address of Landlord as Tenant's business address (the "premises address" herein). Tenant acknowledges that the U.S. Post Office will not forward Tenant's mail on a change of address order upon termination of this lease or use of the premises and that it will be Tenant's responsibility to notify all parties of termination of such use of the premises address.

         IN THE EVENT THAT THIS LEASE IS TERMINATED, TENANT IS IN DEFAULT HEREUNDER, OR ANY OR ALL CHARGES ARE NOT KEPT CURRENT PURSUANT TO THIS LEASE, LANDLORD MAY TERMINATE TENANT'S RIGHT TO USE THE PREMISES ADDRESS AND AT LANDLORD'S ELECTION AND UPON NOTICE TO TENANT, MAY RETURN ALL MAIL TO SENDERS.

         9. TELEPHONE ANSWERING AND OTHER SERVICES: Landlord agrees to provide the following services as long as Tenant is not in default under this lease:

         (a) Telephone answering (with the exception of excessive call received), reception and other limited business services from 9:00 a.m. to 5:00 p.m., Monday through Friday, recognized holidays as determined by Landlord excepted. "Excessive" calls received (more then 25 per day) will be billed at A RATE DETERMINED BASED ON VOLUME.

         (b) Moves, adds and changes relating to telephone service and other services at the rates described on the Rates and Fee Schedule, Section A, which Schedule is available under separate cover. Said Rates and Fees shall be subject to periodic increases by Landlord to compensate for increased costs and federal, state and local taxes, if any.

         (c) Dial Tone: Tenant will have the ability to place local and long distance telephone calls at the rates described on the Rates and Fee Schedule, Section B, which Schedule is available under separate cover. Said rates shall be subject to period increases by Landlord to compensate for increased costs.

         (d) Parking Valet Services: Landlord may, at Landlord's election, provide parking attendant ("valet") services for the convenience of Tenant and guests and for increased parking capacity. Should Landlord elect to offer said parking attendant services, Tenant agrees to abide by any and all rules relating to said parking attendant services, including but not limited to cooperation with attendant, agreement to provide keys to automobiles and to permit attendant to park and move cars as may be reasonably required, to pay fees which may be reasonably required related to said services, and that any such rules and requirements as may hereafter be propounded shall bind Tenant guests as well as Tenant.

         (e) Air conditioning: Landlord will provide air conditioning from 8:00 a.m. to 5:00 p.m., Monday through Friday, recognized holidays as determined by Landlord excepted. Tenant may request additional air conditioning services during off-hours and holidays at the rate of $25.00 per hour.

         Tenant acknowledges and agrees that said services are subject to human, electrical and mechanical error, failure or illness which may result in a delay or discontinuance of their services.

         TENANT HEREBY REPRESENTS THAT TENANT HAS READ AND AGREES TO SECTIONS 11 (LIMITATION OF LIABILITY), AND 12 (INDEMNITY) AND 13 (WARRANTIES, REMEDIES, AND LIMITATIONS) BELOW.

         9.1. TERMINATION OF SERVICES IN EVENT OF DEFAULT OR TERMINATION: IN THE EVENT THAT THIS LEASE TERMINATES, OR TENANT IS IN DEFAULT HEREUNDER (AS DEFINED BELOW), LANDLORD MAY, AT ITS ELECTION, REFUSE TO ANSWER TENANT'S TELEPHONES AND/OR TERMINATE (DISCONNECT) TELEPHONE SERVICE AND LANDLORD SHALL NOT BE IN BREACH OF ANY OF ITS OBLIGATIONS HEREUNDER, UNDER THE LEASE, OR UNDER ANY OTHER AGREEMENT, NOR SHALL SUCH REFUSAL BE DEEMED A CONSTRUCTIVE EVICTION OF TENANT UNDER THE LEASE.

         Tenant agrees that only Landlord provided telephone equipment will be used in Tenant's offices. Tenant understands that any assigned phone numbers are non-transferable when service is discontinued and are the property of Landlord. Tenant further understands it may not place a display ad in the yellow pages of any telephone directory or order a calling card (or other telephone credit or charge card) under the assigned number.

         10. FURNITURE AND EQUIPMENT: In the event Tenant uses or rents Landlord's furniture or other equipment including but not limited to telephones (hereinafter collectively "Equipment"), Tenant shall not damage said equipment or make any modifications, alterations or attachments thereto, nor remove the same without the written consent of Landlord, which may be withheld in the sole discretion of Landlord.

         If in the opinion of Landlord, any Tenant performed modifications, whether or not made with the permission of Landlord, interferes with the normal use and maintenance of the Equipment and/or telephone system and/or switch at the Landlord center or otherwise creates a safety hazard, Landlord may, at Client's expense, remove any such modifications. Equipment shall be moved only by Landlord or its authorized representatives. Tenant shall be responsible to pay all costs of such move at the then published Landlord fees.

         Upon expiration of the term or other termination of this Lease, Tenant shall return Equipment to Landlord in the same condition as when provided, normal wear and tear excepted. If at the end of the term of this Lease, Tenant has performed all of the provisions of this Lease, and provided Tenant is not in default under the lease, the deposit or deposits held pursuant to paragraphs 1(1) or (m) of this Lease, on the Equipment or any remaining balance will be returned to Tenant, without interest, within forty-five (45) days after the end of the term.

         11. PARKING: Subject to Landlord's right to provide a parking attendant in accordance with Article 9(d) of the Lease, Tenant shall pay to Landlord, the amount set forth in the Basic Lease Terms herein each month payable in advance for parking in the parking lot servicing the premises. Landlord reserves the right to designate a specific area or space(s) in which Tenant must park, including the assignment of a tandem spaces, if need be, in the sole discretion of Landlord and Tenant shall otherwise comply with all rules and regulations governing the use of said parking lot by tenants and their guests. Tenant shall NOT park on the premises unless a valid PARKING DECAL is displayed on the front windshield.

         112.     LIMITATION OF LIABILITY:

                  (a) THIS LEASE IS MADE UPON THE EXPRESS CONDITION THAT LANDLORD AND ITS SHAREHOLDERS, OFFICERS, DIRECTORS, MEMBERS, MANAGERS, AGENTS, PARTNERS, CONTRACTORS, EMPLOYEES, CONSULTANTS, AND ATTORNEYS (COLLECTIVELY "LANDLORD'S RELATED PARTIES") SHALL BE FREE FROM ALL LIABILITY AND CLAIM FOR DAMAGES, EXCEPT THOSE CAUSED BY THE GROSS NEGLIGENCE OF LANDLORD, BY REASON OF ANY INJURY TO ANY PERSON OR PERSONS, INCLUDING TENANT, OR PROPERTY OF ANY KIND, FROM ANY CAUSE OR CAUSES, IN ANY WAY CONNECTED WITH SAID PREMISES, OR ANY SERVICES PROVIDED THEREIN, OR THE USE OR OCCUPANCY THEREOF DURING THE TERM OF THIS LEASE OF ANY EXTENSIONS HEREOF OR ANY OCCUPANCY HEREUNDER, IN NO EVENT SHALL LANDLORD OR LANDLORD'S RELATED PARTIES BE LIABLE FOR ANY DAMAGES FROM, AMONG OTHER THINGS, FIRE, WATER, LEAKING OF OVERFLOWING OF PLUMBING, THEFT OR VANDALISM. IN NO EVENT SHALL LANDLORD OR LANDLORD'S RELATED PARTIES BE LIABLE FOR ANY CONDUCT OF ANY OTHER TENANT OF THE BUILDING WHERE THE PREMISES ARE LOCATED, AND ANY SUCH CONDUCT SHALL NOT GIVE TENANT THE RIGHT TO TERMINATE THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT.

         LANDLORD AND/OR LANDLORD'S RELATED PARTIES SHALL NOT BE LIABLE UNDER ANY CIRCUMSTANCES FOR CONSEQUENTIAL DAMAGE OR DAMAGES OR INJURY TO TENANT'S BUSINESS OR POTENTIAL BUSINESS, NO MATTER WHAT CAUSES SUCH DAMAGES.

         (b) THE PREMISES AND ANY SERVICES, FURNISHINGS, AND FACILITIES PROVIDED PURSUANT TO THIS LEASE ARE FURNISHED WITHOUT WARRANTY OF ANY SORT WHATSOEVER.

         Tenant's sole remedy, and Landlord's sole obligation for any failure to render any service, furnishings or facility, any error or omission, or any delay or interruption with respect thereto, is limited to an adjustment to Tenant's billing in an amount equal to the charge for such service, furnishings or facility for the periods during which the failure, delay or interruption continues. (By way of example only, if Client's office is reasonably determined to be unusable due to the gross negligence of Landlord, Tenant's billing will be reduced in proportion to Tenant's reduced use thereof.) With the sole exception of the remedy set forth in this paragraph 11 (b), Tenant expressly and specifically agrees to waive, and agrees not to make any claim for damages, direct or consequential, arising out of any failure to furnish any service, furnishings or facility, any error or omission with respect thereto, or any delay or interruption of the same. Notwithstanding anything in this paragraph, there shall be no billing adjustment if Tenant is in default hereunder.

         123. INDEMNITY: Tenant hereby covenants and agrees to indemnity and hold harmless Landlord and Landlord's Related Parties from all liability, loss, cost or obligations including actual attorney's fees incurred by Landlord or Landlord's Related Parties on account of Tenant ' s or Tenant's Invitees' use of the Premises and anything done or allowed to be done by Tenant or Tenant's Invitees on the Premises or the building where the Premises are located.

         134.     WARRANTIES, REMEDIES AND LIMITATIONS:

         (a) LANDLORD'S ONLY LIABILITY AND TENANT'S SOLE REMEDY FOR ANY LOSS OF THE SERVICES TO BE PROVIDED PURSUANT TO PARAGRAPH 8 and 9 HEREIN ABOVE, OR OTHERWISE PROVIDED AT TENANT'S REQUEST, ARE LIMITED TO A PRO RATA CREDIT OF PAYMENTS MADE BY TENANT PURSUANT TO PARAGRAPH 4. SAID PRO RATA CREDIT SHALL APPLY TO THE PERIOD OF TIME DURING WHICH LANDLORD WAS NOT ABLE TO PROVIDE THE ABOVE-DESCRIBED SERVICES.

         (b) LANDLORD PROVIDES NO WARRANTIES AS TO ANY SERVICES PROVIDED TO TENANT AND ANY AND ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, ARE HEREBY WAIVED.

         (c) THE FOREGOING REMEDY IS EXCLUSIVE AND IS GIVEN AND ACCEPTED IN LIEU OF ANY OBLIGATION, LIABILITY, RIGHT OR CLAIM OR REMEDY IN CONTRACT OR TORT, WHETHER OR NOT ARISING FROM LANDLORD'S GROSS NEGLIGENCE. ACTUAL OR IMPUTED. THE REMEDIES OF TENANT SHALL BE LIMITED TO THOSE PROVIDED HEREIN TO THE EXCLUSION OF ANY AND ALL OTHER REMEDIES, INCLUDING, WITHOUT LIMITATION, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

         145. INSURANCE: Tenant hereby agrees that Tenant will at Tenant's own expense at all times during the term of this Lease, carry public liability insurance with a company suitable to Landlord, naming Landlord as additionally insured for all operations of Tenant upon the Premises, and for all perils, including fire, with a limitation for property damage of not less than One Hundred Thousand Dollars ($100,000.00) and limitation for injury or death per occurrence not less than One Million Dollars ($1,000,000.00), and in the event Tenant should fail to secure a public liability insurance policy and/or fail to pay any premium or premiums thereon when the same becomes due, then in that event, Landlord may at its option pay such premium or premiums and/or secure such public liability insurance policy, and the cost thereof shall become due and payable as rent by Tenant due Landlord on the next succeeding rent day thereafter.

         A duplicate policy or certificate showing such insurance coverage shall be filed with Landlord within ten (10) days following the execution of this Lease by Landlord or prior to Tenant's occupancy of the Leased Premises, whichever occurs first, and said policy shall provide that such insurance coverage shall not be canceled or subject to reduction of coverage without at least ten (10) days prior written notice to Landlord. At least thirty (30) days prior to the expiration of any policy, a policy showing that such coverage has been renewed or extended shall be filed with Landlord.

         156. DESTRUCTION OF PREMISES: Should the Premises or the building in which said Premises are located be so damaged by flood, fire, earthquake, explosion or other cause, that, in the opinion of Landlord, it is impractical or inadvisable to restore the same, then this Lease shall terminate as of the date of such damage, and both Landlord and Tenant shall be released from all obligations hereunder, subsequent to the date of such damage. In the event that Landlord should desire to restore the Premises, Landlord shall have ninety (90) days, or such additional time as may be mutually agreed to between the parties, to do so. The rent due hereunder during the period that the Premises are in need of or are being restored shall be abated or proportionately reduced, depending on whether the Premises are entirely or partially untenantable.

         167. EMINENT DOMAIN: In the event that all or part of the Premises shall be taken under power of eminent domain or sold under threat of such taking, this Lease shall terminate as to the part so taken or sold, and the rent shall be reduced in the proportion that the value of the Premises is reduced thereby. The entire award or proceeds from such taking or sale of land and improvements, including severance damages, shaft belong to Landlord and Tenant shall be entitled only to the portion of the award or proceeds for its personal property which may be taken, and any relocation allowance actually paid by the condemning authority. Tenant may terminate this Lease by notice to Landlord within thirty (30) days after such taking or sale.

         178. DEFAULT: Tenant shall be in default hereunder when Tenant does not pay any sum payable by Tenant to Landlord after such sum becomes due and payable under this Lease, or if Tenant fails to perform any of Tenant's other covenants or provisions or agreements under this Lease. If Tenant does not cure such default within three (3) days after written notice from Landlord, Landlord shall have, in addition to any other rights hereunder, the right, without further notice, and in addition to and not in lieu of other remedies available, to terminate all of Tenant's rights under this Lease, or such of those rights as Landlord designates in such written notice. Such notice shall be in lieu of, and not in addition to, any notice required by California CODE OF CIVIL PROCEDURE 1161 or any other successor statute.

         If Tenant's rights under this Lease are so terminated, Landlord may, after complying with any applicable requirements of law, take possession of the Premises. Upon any such action by Landlord, Tenant shall remain liable for all obligations which have previously accrued, and, to the maximum extent permitted by law, for all obligations which may subsequently accrue under this Lease.

         Landlord shall not be in default under this Lease unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty days (30) after written notice by Tenant to Landlord, specifying the nature of said default; provided, however, that if Landlord's obligation is such that more than thirty days (30) is required for said performance, then Landlord shall not be in default if Landlord commences performance within said thirty day (30) period and thereafter diligently prosecutes the same to completion.

         189. FORCE MAJEURE: If Landlord's performance of this Lease or of any of its obligations hereunder is prevented or restricted by reason of any cause beyond the reasonable control of Landlord, including, but not limited to, mechanical or electrical breakdown, fire, explosion or other casualty, acts of God, acts of public enemies, embargo, delays of supplies, acts of any governmental agency, labor difficulties, strikes or inclement weather, Landlord, upon giving timely notice to Tenant, shall be excused from such performance hereunder to the extent of such breakdown, prevention or restriction, provided that Landlord shall resume performance within a reasonable time after any such cause has been removed or ceases.

         1920.    ASSIGNMENT AND SUBLETTING: Tenant shall not assign this Lease or any interest herein or sublet the Premises or any portion thereof or permit any other person to occupy the Premises or any portion thereof. No assignee for the benefit of creditors, trustee in bankruptcy or purchaser at any execution sale shall have any right to possess or occupy the Premises or any part thereof, or claim of right hereunder.

         Notwithstanding the foregoing, in the event that Landlord should hereafter grant to Tenant permission to seek to assign or sublet, Tenant agrees to reimburse Landlord's reasonable attorneys' fees incurred in connection with the processing and documentation of any requested transfer, assignment, or subletting agreement. Said Landlord's permission to seek to assign or sublet must be in writing. Further, Landlord reserves the right to approve any sub-tenant or assignee, and may demand any documentation whatsoever to Landlord's satisfaction in order to approve said sub-tenant or assignee. Further, Landlord may deny said approval solely within Landlord's discretion and applicable law.

         201      TERMINATION: TENANT SHALL GIVE LANDLORD NOT LESS THAN SIXTY
(60) DAYS WRITTEN NOTICE OF TENANT'S INTENTION TO DISCONTINUE ITS TENANCY HEREUNDER PRIOR TO THE END OF ANY TERM. IF TENANT FAILS TO PROVIDE SUCH NOTICE, TENANT'S TERM SHALL AUTOMATICALLY BE RENEWED FOR AN ADDITIONAL ONE YEAR TERM. TENANT'S CONTINUED FAILURE TO PROVIDE LANDLORD SUCH NOTICE WILL RESULT IN TENANT'S TERM BEING AUTOMATICALLY RENEWED FOR SUCCESSIVE ADDITIONAL ONE YEAR TERMS. SAID NOTICE MAY NOT BE GIVEN MORE THAN NINETY (90) DAYS PRIOR TO THE END OF ANY TERM.

         LANDLORD MAY, AT LANDLORD'S ELECTION, GIVE TENANT WRITTEN NOTICE OF LANDLORD'S ELECTION TO TERMINATE TENANCY NOT LESS THAN SIXTY (60) DAYS PRIOR TO THE END OF ANY TERM, OR ELECT EARLY TERMINATION PURSUANT TO THE PROVISIONS OF
SECTION 3.1. NOTHING HEREIN SHALL BE DEEMED TO PROVIDE TENANT WITH AN IRREVOCABLE OPTION TO RENEW TENANT'S TENANCY. EXPRESS RENEWAL AND AUTOMATIC RENEWAL ARE EXPRESSLY CONDITIONED UPON LANDLORD'S CONSENT,

WHICH SHALL BE DEEMED GIVEN ABSENT LANDLORD'S WRITTEN NOTICE OF TERMINATION OF TENANCY.

         (a) Upon termination or default of this Lease, Tenant agrees to return to Landlord any equipment provided by Landlord to Tenant. The equipment is, and shall remain at all times, the property of Landlord. Further, Tenant shall provide Landlord with a forwarding address such that residual billings can be mailed to Tenant.

         (b) Tenant, including its principals, partners, shareholders, officers, directors, managers, members, owners (collectively "Tenant's Related Parties") and any parent, subsidiary or affiliated companies, jointly and severally agree that during the term of this Lease or within one year following the termination of this Lease, Tenant and Tenant's Related Parties will not hire any of the employees of Landlord or persons employed by Landlord during the 90-day period prior to the hire date of said person by Tenant. In the event that Tenant shall breach any obligation contained in this paragraph, Tenant shall be liable to Landlord for, and shall pay to Landlord on demand, damages in the sum of $5,000 for each such employee, it being mutually agreed by Tenant and Landlord that this provision for liquidated damages is reasonable and that the actual damage which would be sustained by Landlord as the result of a failure to comply with the provisions would be impractical or extremely difficult to fix or determine.

         212. SURRENDER OF POSSESSION BY TENANT: Tenant hereby agrees, upon the termination of this Lease, to immediately and peaceably yield up and surrender the Premises in as good condition as the same were at the time of the taking of possession, subject to reasonable wear and tear. Any personal property remaining in the Premises upon expiration or termination shall be deemed abandoned.

         Notwithstanding Tenant's failure to give 60 days notice of termination as provided above, Landlord may, at any time prior to termination of the initial term hereof or any 60 day renewal period, give Tenant a demand for possession of the Premises upon termination of the initial term or the then applicable 60 day period, as the case may be (the "Possession Date"). If Tenant remains in possession of the premises after the Possession Date, Tenant shall become a lessee at sufferance only, upon the same terms and conditions as contained herein except that the monthly rent shall equal to two (2) times the monthly rent which was in effect immediately prior to the Possession Date. Acceptance by Landlord of rent after the Possession Date shall not constitute consent to a holdover by Tenant or result in a renewal of this Lease. In addition, Tenant shall indemnify and hold harmless Landlord and Landlord's Related Parties from any and all claims, demands, losses or damages incurred by or asserted against Landlord or Landlord's Related Parties due to Tenant's failure to deliver possession of the Premises at the Possession Date including, without limitation, any claims by any succeeding tenant for the Premises based on such delay.

         Without prior written consent, Tenant shall not remove any of its/his/her property from the premises upon termination of this Lease, or at any other time, except during Landlord's normal business hours. In the event that Tenant elects to remove its property before or after normal business hours following obtaining consent from Landlord, any expenses incurred by Landlord as a result, including but not limited to additional expenses for security, personnel, utilities and the like, shall be paid by Tenant.

         223. RIGHT OF ENTRY: Landlord's agent may enter upon the Premises at any reasonable time to inspect and examine the Premises and to see that the covenants hereof are being kept and performed, to take action which may be required or permitted hereunder, to make such repairs, additions, or improvements as Landlord shall deem necessary, or to exhibit the Premises to prospective tenants or purchasers thereof.

         Landlord shall have the right to enter and show Tenant's office or offices and related areas to prospective tenants during the sixty day period after notice to vacate is received from Tenant.

         234. SIGNS: Tenant shall not place or permit to be placed any sign, advertisement, notice or other similar matter on any doors, windows, or walls or other areas of the Premises which are open to the view of persons in the common area of the ENCINO OFFICE PLAZA and/or EXECUTIVE SUITES or to persons outside of the building in which the EXECUTIVE SUITES and the Premises are located.

         245. KEYS: Two (2) keys to the Premises will be furnished by Landlord. Additional keys will be furnished upon Tenant's payment to Landlord of the fee therefore as determined by Landlord. Tenant shall not cause or permit the duplication of any keys to be made, and Tenant shall not cause or permit any keys to be possessed by any person other than an authorized agent of Tenant. Tenant agrees to return to Landlord all keys to the Premises at the termination of the tenancy. Landlord shall have the right to charge Tenant $25.00 for each key which Tenant does not return to Landlord within five (5) days of vacating the Premises.

         245.1. SECURITY KEY FOBS: (When and if this system is intregrated.) Security key fobs for electronic security system have been provided to Tenant in the number set forth in the Basic Lease Terms. The security deposit collected for each security key fob issued is $25.00. The charge for each lost security key fob is $25.00. Tenant agrees to surrender each and every security key fob at termination of tenancy and surrender of the Premises.

         256. WAIVER: One or more waivers by Landlord of any breach of any covenant or condition hereunder shall not be construed as a waiver of a subsequent or continuing breach of the same or of any other covenant or condition, and the consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent act by Tenant.

         267. TIME OF THE ESSENCE: Time is expressly of the essence of this Lease, and of all covenants and conditions contained herein.

         278. SUCCESSORS AND ASSIGNS: The covenants and conditions herein contained shall, subject to the provision as to assignments and subletting, apply to and bind the heirs, successors, executors, administrators and assigns of the respective parties hereto. If this Lease is executed by more than one person as Tenant, their obligation shall be joint and several.

         289. ATTORNEYS FEES: In the event of any legal action or proceeding by Tenant or Landlord against the other under this Lease, the prevailing party shall be entitled to recover all expenses and costs, including attorneys fees and costs of appeal, if any, in such amount as is reasonable. In addition, should Landlord retain legal counsel due to any default by Tenant, Tenant shall reimburse Landlord its actual attorney fees and expenses incurred as a consequence of remedying any default.

         2930.    NOTICES: All notices by Tenant or Landlord to the other must be in writing. Notice to Tenant will be considered given if delivered personally to Tenant or to one of Tenant's officers or mailed by registered or certified mail, postage prepaid, addressed to Tenant, either at Landlord's premises address described herein or at Tenant's address described herein. Notices to Landlord will be considered given if mailed by registered or certified mail, postage prepaid, to Landlord at Landlord's address set forth in the applicable schedule or such other address as Landlord shall designate to Tenant in writing.

         301. SEVERABILITY: The invalidity or unenforceability of any provision hereof shall not affect or impair the validity or enforceability of any other provision. No waiver of any default of Tenant shall be implied from any failure by Landlord to take action with respect to such default.

         312. ENTIRE AGREEMENT: This Lease supersedes any prior agreement or agreements and embodies the entire agreement between Landlord and Tenant with regard to the leasing of the Premises to Tenant, and may not be modified, changed or altered in any way except in writing. Submission of this instrument for examination does not constitute a reservation of or option for the Premises and becomes effective only upon execution and delivery by both parties and shall be interpreted and enforced in accordance with the laws of the State of California.

         323. AUTHORITY OF PARTIES AND GUARANTEE: Each party represents that it has the full power and authority to enter into and perform this Lease. If Tenant is a corporation or limited liability entity, each individual executing this Lease on behalf of said corporation or limited liability entity represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation or limited liability entity, and that this Lease is binding on said corporation or limited liability entity.

         If Tenant is an unincorporated association or partnership, the undersigned personally guarantees the full and faithful performance of the terms and conditions of this Lease by the above Tenant in the event of default in the performance, either under the remedies stated in the Lease, or those provided at law.

         334. HEADINGS: The section headings used in this Lease are intended for convenience only and shall not be used in interpreting this Lease or in determining any of the rights or obligations of the parties to this Lease.

              IN WITNESS WHEREOF, the parties have caused this Lease comprised of TEN (10) pages plus any exhibits to be executed on the date set forth herein below.

Date: June 4, 2001                       SINGER PROPERTIES, INC.
      ---------------------

                                         By: /s/ Phil Singer
                                            ------------------------------------
                                         (Signature)

                                         Name (Please Print) Phil Singer
                                                            --------------------
                                         Title President
                                              ----------------------------------
Date: June 4, 2001                       Tenant:
      ---------------------

                                         By: /s/ Stephen Ross
                                            ------------------------------------
                                         (Signature)

                                         Name (Please Print) Stephen Ross
                                                            --------------------
                                         Title Chief Financial Officer
                                              ----------------------------------